UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 240.14a-12

TRIO-TECH INTERNATIONAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)
Title of each class of securities to which transaction applies: _____________
(2)
Aggregate number of securities to which transaction applies: _____________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____________
(4)
Proposed maximum aggregate value of transaction: _____________
(5)
Total fee paid: _____________

[   ]  Fee paid previously with preliminary materials:

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)
Amount Previously Paid: _____________
(2)
Form, Schedule or Registration Statement No.: _____________
(3)
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(4)
Date Filed: _____________

SUPPLEMENT TO THE
PROXY STATEMENT DATED OCTOBER 24, 2019
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 3, 2019

This proxy statement supplement, dated November 7, 2019 (the “Supplement”), supplements the definitive proxy statement on Schedule 14A, dated October 24, 2019 and filed with the Securities and Exchange Commission on October 24, 2019 (the “Proxy Statement”), of Trio-Tech International (the “Company”) furnished to holders of the Common Stock of the Company in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on December 3, 2019 (the “Annual Meeting”), or any adjournment to postponement thereof. Except as specifically supplemented by the information contained in this Supplement, all information in the Proxy Statement continues to apply and should be considered in voting your shares.

Although, in connection with the holding of the Annual Meeting, the Company included in its distribution to shareholders (or made available to its shareholders in accordance with the rules and regulations under the Securities Exchange Act of 1934, as amended) the annual report of the Company, the Proxy Statement (which included the notice of meeting) and the proxy card for use in connection with the Annual Meeting, the Company inadvertently omitted in its filing of the Proxy Statement with the Securities Exchange Commission a copy the proxy card for the Annual Meeting. Attached with this Supplement is the proxy card for the Annual Meeting.

No items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares pursuant to the proxy card or in person at the Annual Meeting. The Company knows of no matters to be submitted to the Annual Meeting other than those presented in the Proxy Statement.

By Order of the Board of Directors

A. CHARLES WILSON
Chairman

November 7, 2019

Van Nuys, California

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 03, 2019

TRIO-TECH INTERNATIONAL

Meeting Information

Meeting Type: Annual Meeting
For holders as of: October 07, 2019
Date: December 03, 2019 **Time:** 10:00 AM LST
Location: Corporate office in the United States
Trio-Tech Intl.
16139 Wyandotte Street
Van Nuys, CA 91406

TRIO-TECH INTERNATIONAL
16139 WYANDOTTE ST.
VAN NUYS, CA 91406
ATTN: JON EASTERSON

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Annual Report on Form 10k

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 19, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01	JASON T. ADELMAN	02	RICHARD M. HOROWITZ	03	A. CHARLES WILSON	04	S.W. YONG	05	VICTOR TING

The Board of Directors recommends you vote FOR the following proposal:

2 Non-binding, advisory vote on the compensation of our named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

3 Vote on the frequency for holding the advisory vote on the compensation of the Company's our named executive officers.

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10K are available at www.proxyvote.com

TRIO-TECH INTERNATIONAL
Annual Meeting of Shareholders
December 3, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints S. W. Yong and A. Charles Wilson and each of them as the undersigned's true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at the Company's Corporate office in the United States, located at 16139 Wyandotte Street, Van Nuys, California on Tuesday, December 3, 2019 at 10:00 A.M., local time, and at any adjournments thereof, and to vote all shares that the undersigned's is entitled to vote thereat, on all matters coming before said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1 "FOR" APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND "FOR" THE APPROVAL OF A NON-BINDING, ADVISORY VOTE OF A FREQUENCY OF EVERY THREE YEARS FOR FUTURE ADVISORY VOTES.

PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQURES NO POSTAGE IF MAILED IN THE UNITED STATES.

Continued and to be signed on reverse side

0000429913_2 R1.0.1.18

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 JASON T. ADELMAN 02 RICHARD M. HOROWITZ 03 A. CHARLES WILSON 04 S.W. YONG 05 VICTOR TING

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Non-binding, advisory vote on the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3 Vote on the frequency for holding the advisory vote on the compensation of the Company's our named executive officers.	☐	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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